DELAWARE GROUP® INCOME FUNDS
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund

(each, a "Fund" and collectively, the "Funds")
Supplement to the Funds’ Statutory Prospectus dated November 29, 2019
Effective September 30, 2020, the following replaces the information in the section entitled “Fund summaries —Delaware Corporate Bond Fund — Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Michael G. Wildstein, CFA	Senior Managing Director, Head of US Credit and Insurance	November 2014
Kashif Ishaq	Managing Director, Senior Portfolio Manager	November 2013
Wayne A. Anglace, CFA	Managing Director, Senior Portfolio Manager	July 2016

Effective September 30, 2020, the following replaces the information in the section entitled “Fund summaries —Delaware Extended Duration Bond Fund — Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Michael G. Wildstein, CFA	Senior Managing Director, Head of US Credit and Insurance	November 2014
Kashif Ishaq	Managing Director, Senior Portfolio Manager	November 2013
Wayne A. Anglace, CFA	Managing Director, Senior Portfolio Manager	January 2017

Effective September 30, 2020, the following replaces the biographical information in the section entitled “Who manages the Funds — Portfolio managers”:

Michael G. Wildstein, Wayne A. Anglace and Kashif Ishaq are the lead portfolio managers primarily responsible for the overall day-to-day management of the Funds.  When making decisions for the Funds, Messrs. Wildstein, Anglace and Ishaq regularly consult with other investment professionals.

Michael G. Wildstein, CFA Senior Managing Director, Head of US Credit and Insurance
Michael G. Wildstein is head of US credit and insurance for Macquarie Investment Management Fixed Income (MFI). He manages corporate credit-related portfolios. Before joining the team, he was a senior corporate bond analyst for MFI, focused on the telecommunications sector for high-grade and high yield portfolios. Prior to joining Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, Wildstein spent five years at Merrill Lynch Investment Managers in various roles that included portfolio manager for the core bond team, corporate bond research analyst, and corporate bond trader. Prior to this, Wildstein worked in finance, corporate strategy, and business development with several firms including RCN Corporation and AT&T Local Services. He earned an MBA from Drexel University and a bachelor’s degree from the University of Tampa.

Wayne A. Anglace, CFA Managing Director, Senior Portfolio Manager
Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies within Macquarie Investment Management Fixed Income (MFI). Prior to joining Macquarie Investment Management in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Kashif Ishaq Managing Director, Senior Portfolio Manager
Kashif Ishaq is a senior portfolio manager across Macquarie Investment Management Fixed Income’s (MFI) US Corporate Bond strategies. He manages corporate bond exposure within MFI’s portfolios which include performing relative value analysis across different issuers, corporate curves and capital structures as well as risk surveillance. Given his experience in trading and risk systems, he has oversight for our corporate credit traders and maintains our key broker/dealer relationships. He started his fixed income career with Macquarie Investment Management as a portfolio analyst on the firm’s insurance portfolio management team before taking a position as an investment grade trader. Previously, he participated in Lincoln Financial Group’s rotational Professional Development Program. He started the program as a financial analyst in the Hartford office, followed by a position in information technology, and lastly he spent a year in the client services department of Delaware Investments. Ishaq received his bachelor’s degree in corporate finance and accounting from Bentley College.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Funds.
Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.
Please keep this Supplement for future reference.
This Supplement is dated August 26, 2020.